Weyerhaeuser Company	Exhibit 99.2

Q3.2022 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2022	June 30, 2022	Sept 30, 2022	Sept 30, 2021	Sept 30, 2022	Sept 30, 2021
Net sales	$3,112	$2,973	$2,276	$2,345	$8,361	$7,995
Costs of sales	1,647	1,789	1,694	1,589	5,130	4,602
Gross margin	1,465	1,184	582	756	3,231	3,393
Selling expenses	23	23	24	24	70	68
General and administrative expenses	92	102	100	98	294	283
Other operating costs (income), net	6	12	1	(15)	19	8
Operating income	1,344	1,047	457	649	2,848	3,034
Non-operating pension and other post-employment benefit costs	(15)	(11)	(12)	(5)	(38)	(14)
Interest income and other	(1)	1	9	1	9	4
Interest expense, net of capitalized interest	(72)	(65)	(67)	(79)	(204)	(236)
Loss on debt extinguishment	(276)	—	—	—	(276)	—
Earnings before income taxes	980	972	387	566	2,339	2,788
Income taxes	(209)	(184)	(77)	(84)	(470)	(597)
Net earnings	$771	$788	$310	$482	$1,869	$2,191

Per Share Information

	Q1	Q2	Q3		Year-to-Date
	March 31, 2022	June 30, 2022	Sept 30, 2022	Sept 30, 2021	Sept 30, 2022	Sept 30, 2021
Earnings per share, basic and diluted	$1.03	$1.06	$0.42	$0.64	$2.51	$2.92
Dividends paid per common share	$1.63	$0.18	$0.18	$0.17	$1.99	$0.51
Weighted average shares outstanding (in thousands):
Basic	747,507	744,542	740,058	750,105	743,990	749,657
Diluted	748,823	745,582	740,975	751,443	745,081	750,999
Common shares outstanding at end of period (in thousands)	745,442	741,738	737,547	749,037	737,547	749,037

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2022	June 30, 2022	Sept 30, 2022	Sept 30, 2021	Sept 30, 2022	Sept 30, 2021
Net earnings	$771	$788	$310	$482	$1,869	$2,191
Non-operating pension and other post-employment benefit costs	15	11	12	5	38	14
Interest income and other	1	(1)	(9)	(1)	(9)	(4)
Interest expense, net of capitalized interest	72	65	67	79	204	236
Loss on debt extinguishment	276	—	—	—	276	—
Income taxes	209	184	77	84	470	597
Operating income	1,344	1,047	457	649	2,848	3,034
Depreciation, depletion and amortization	122	119	119	118	360	356
Basis of real estate sold	31	39	7	11	77	62
Special items included in operating income	—	—	—	(32)	—	(32)
Adjusted EBITDA(1)	$1,497	$1,205	$583	$746	$3,285	$3,420

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q3.2022 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2022	June 30, 2022	Sept 30, 2022	Sept 30, 2021	Sept 30, 2022	Sept 30, 2021
Net earnings	$771	$788	$310	$482	$1,869	$2,191
Gain on sale of timberlands	—	—	—	(32)	—	(32)
Loss on debt extinguishment(1)	207	—	—	—	207	—
Net earnings before special items(2)	$978	$788	$310	$450	$2,076	$2,159

	Q1	Q2	Q3		Year-to-Date
	March 31, 2022	June 30, 2022	Sept 30, 2022	Sept 30, 2021	Sept 30, 2022	Sept 30, 2021
Net earnings per diluted share	$1.03	$1.06	$0.42	$0.64	$2.51	$2.92
Gain on sale of timberlands	—	—	—	(0.04)	—	(0.04)
Loss on debt extinguishment(1)	0.28	—	—	—	0.28	—
Net earnings per diluted share before special items(2)	$1.31	$1.06	$0.42	$0.60	$2.79	$2.88

(1) We recorded a total pretax loss on debt extinguishment of $276 million ($207 million after-tax) in first quarter 2022.

(2) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2022	June 30, 2022	Sept 30, 2022	Sept 30, 2021	Sept 30, 2022	Sept 30, 2021
Pension and post-employment costs:
Pension and post-employment service costs	$10	$8	$9	$11	$27	$32
Non-operating pension and other post-employment benefit costs	15	11	12	5	38	14
Total company pension and post-employment costs	$25	$19	$21	$16	$65	$46

Weyerhaeuser Company

Q3.2022 Analyst Package

Preliminary results (unaudited)

Consolidated Balance Sheet

in millions	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$1,205	$1,723	$1,920	$1,879
Receivables, net	745	547	425	507
Receivables for taxes	8	6	15	24
Inventories	611	571	542	520
Prepaid expenses and other current assets	206	165	146	205
Total current assets	2,775	3,012	3,048	3,135
Property and equipment, net	2,026	2,000	1,997	2,057
Construction in progress	203	233	245	175
Timber and timberlands at cost, less depletion	11,469	11,706	11,681	11,510
Minerals and mineral rights, less depletion	252	248	245	255
Deferred tax assets	15	11	10	17
Other assets	376	370	364	503
Total assets	$17,116	$17,580	$17,590	$17,652

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$—	$—	$118	$—
Accounts payable	310	283	272	281
Accrued liabilities	674	658	664	673
Total current liabilities	984	941	1,054	954
Long-term debt, net	5,053	5,053	4,935	5,099
Deferred tax liabilities	66	83	89	46
Deferred pension and other post-employment benefits	432	347	335	440
Other liabilities	344	340	339	346
Total liabilities	6,879	6,764	6,752	6,885
Total equity	10,237	10,816	10,838	10,767
Total liabilities and equity	$17,116	$17,580	$17,590	$17,652

Weyerhaeuser Company

Q3.2022 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2022	June 30, 2022	Sept 30, 2022	Sept 30, 2021	Sept 30, 2022	Sept 30, 2021
Cash flows from operations:
Net earnings	$771	$788	$310	$482	$1,869	$2,191
Noncash charges (credits) to earnings:
Depreciation, depletion and amortization	122	119	119	118	360	356
Basis of real estate sold	31	39	7	11	77	62
Deferred income taxes, net	14	—	3	(3)	17	16
Pension and other post-employment benefits	25	19	21	16	65	46
Share-based compensation expense	8	9	8	8	25	23
Gain on sale of timberlands	—	—	—	(32)	—	(32)
Loss on debt extinguishment	276	—	—	—	276	—
Change in:
Receivables, net	(238)	198	121	205	81	(47)
Receivables and payables for taxes	110	(83)	(12)	(143)	15	93
Inventories	(87)	29	28	(4)	(30)	(55)
Prepaid expenses and other current assets	(1)	(2)	(4)	(20)	(7)	(21)
Accounts payable and accrued liabilities	(62)	47	(8)	51	(23)	116
Pension and post-employment benefit contributions and payments	(4)	(10)	(5)	(23)	(19)	(56)
Other	(8)	(7)	(26)	(7)	(41)	(27)
Net cash from operations	$957	$1,146	$562	$659	$2,665	$2,665
Cash flows from investing activities:
Capital expenditures for property and equipment	$(50)	$(71)	$(86)	$(91)	$(207)	$(184)
Capital expenditures for timberlands reforestation	(20)	(10)	(8)	(7)	(38)	(39)
Acquisition of timberlands	(18)	(265)	(3)	—	(286)	(149)
Proceeds from sale of timberlands	—	—	—	261	—	261
Other	1	—	—	2	1	3
Net cash from investing activities	$(87)	$(346)	$(97)	$165	$(530)	$(108)
Cash flows from financing activities:
Cash dividends on common shares	$(1,218)	$(134)	$(133)	$(127)	$(1,485)	$(382)
Net proceeds from issuance of long-term debt	881	—	—	—	881	—
Payments on long-term debt	(1,203)	—	—	—	(1,203)	(225)
Proceeds from exercise of stock options	12	2	1	1	15	46
Repurchases of common shares	(118)	(141)	(143)	(26)	(402)	(26)
Other	(18)	(1)	(1)	(3)	(20)	(19)
Net cash from financing activities	$(1,664)	$(274)	$(276)	$(155)	$(2,214)	$(606)

Net change in cash, cash equivalents and restricted cash	$(794)	$526	$189	$669	$(79)	$1,951
Cash, cash equivalents and restricted cash at beginning of period	1,999	1,205	1,731	1,777	1,999	495
Cash, cash equivalents and restricted cash at end of period	$1,205	$1,731	$1,920	$2,446	$1,920	$2,446

Cash paid during the period for:
Interest, net of amounts capitalized	$78	$71	$62	$83	$211	$237
Income taxes, net of refunds	$85	$269	$92	$231	$446	$494

Weyerhaeuser Company	Timberlands Segment

Q3.2022 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2022	Q2.2022	Q3.2022	Q3.2021	YTD.2022	YTD.2021
Sales to unaffiliated customers	$465	$515	$441	$423	$1,421	$1,207
Intersegment sales	161	156	133	129	450	399
Total net sales	626	671	574	552	1,871	1,606
Costs of sales	423	495	442	428	1,360	1,218
Gross margin	203	176	132	124	511	388
Selling expenses	—	—	1	1	1	1
General and administrative expenses	24	24	25	23	73	69
Other operating income, net	(3)	(1)	(1)	(33)	(5)	(36)
Operating income and Net contribution to earnings	$182	$153	$107	$133	$442	$354

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2022	Q2.2022	Q3.2022	Q3.2021	YTD.2022	YTD.2021
Operating income	$182	$153	$107	$133	$442	$354
Depreciation, depletion and amortization	65	66	61	64	192	195
Special items	—	—	—	(32)	—	(32)
Adjusted EBITDA(1)	$247	$219	$168	$165	$634	$517

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included In Net Contribution to Earnings (Pretax)

in millions	Q1.2022	Q2.2022	Q3.2022	Q3.2021	YTD.2022	YTD.2021
Gain on sale of timberlands	$—	$—	$—	$32	$—	$32

Selected Segment Items

in millions	Q1.2022	Q2.2022	Q3.2022	Q3.2021	YTD.2022	YTD.2021
Total decrease (increase) in working capital(2)	$(34)	$57	$14	$1	$37	$(10)
Cash spent for capital expenditures(3)	$(30)	$(23)	$(22)	$(27)	$(75)	$(76)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

(3) Does not include cash spent for the acquisition of timberlands.

Segment Statistics(4)

		Q1.2022	Q2.2022	Q3.2022	Q3.2021	YTD.2022	YTD.2021
Third Party	Delivered logs:
Net Sales	West	$259	$308	$224	$226	$791	$649
(millions)	South	154	160	166	153	480	429
	North	15	10	15	13	40	38
	Total delivered logs	428	478	405	392	1,311	1,116
	Stumpage and pay-as-cut timber	9	11	10	9	30	22
	Recreational and other lease revenue	17	16	18	16	51	48
	Other revenue	11	10	8	6	29	21
	Total	$465	$515	$441	$423	$1,421	$1,207
Delivered Logs	West	$161.29	$173.35	$158.59	$145.64	$164.97	$138.06
Third Party Sales	South	$37.15	$38.47	$38.59	$35.56	$38.08	$35.08
Realizations (per ton)	North	$72.79	$83.93	$83.84	$64.93	$79.26	$65.97
Delivered Logs	West	1,604	1,778	1,411	1,555	4,793	4,702
Third Party Sales	South	4,135	4,167	4,310	4,304	12,612	12,236
Volumes (tons, thousands)	North	210	118	177	195	505	571
Fee Harvest Volumes	West	2,240	2,085	1,760	1,930	6,085	6,130
(tons, thousands)	South	5,842	6,159	6,112	5,912	18,113	17,144
	North	278	180	245	264	703	800

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q3.2022 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2022	Q2.2022	Q3.2022	Q3.2021	YTD.2022	YTD.2021
Net sales	$128	$117	$68	$69	$313	$285
Costs of sales	41	45	14	18	100	93
Gross margin	87	72	54	51	213	192
General and administrative expenses	6	7	6	6	19	18
Operating income and Net contribution to earnings	$81	$65	$48	$45	$194	$174

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2022	Q2.2022	Q3.2022	Q3.2021	YTD.2022	YTD.2021
Operating income	$81	$65	$48	$45	$194	$174
Depreciation, depletion and amortization	4	3	5	4	12	11
Basis of real estate sold	31	39	7	11	77	62
Adjusted EBITDA(1)	$116	$107	$60	$60	$283	$247

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2022	Q2.2022	Q3.2022	Q3.2021	YTD.2022	YTD.2021
Cash spent for capital expenditures	$—	$—	$—	$—	$—	$—

Segment Statistics

		Q1.2022	Q2.2022	Q3.2022	Q3.2021	YTD.2022	YTD.2021
Net Sales	Real Estate	$97	$90	$30	$45	$217	$212
(millions)	Energy and Natural Resources	31	27	38	24	96	73
	Total	$128	$117	$68	$69	$313	$285
Acres Sold	Real Estate	24,126	26,906	5,014	11,037	56,046	48,907
Price per Acre	Real Estate	$3,785	$3,215	$5,046	$4,005	$3,624	$3,632
Basis as a Percent of Real Estate Net Sales	Real Estate	32%	43%	23%	24%	35%	29%

Weyerhaeuser Company	Wood Products Segment

Q3.2022 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2022	Q2.2022	Q3.2022	Q3.2021	YTD.2022	YTD.2021
Net sales	$2,519	$2,341	$1,767	$1,853	$6,627	$6,503
Costs of sales	1,276	1,414	1,360	1,270	4,050	3,623
Gross margin	1,243	927	407	583	2,577	2,880
Selling expenses	21	21	22	21	64	61
General and administrative expenses	35	35	36	34	106	104
Other operating costs, net	5	8	5	11	18	20
Operating income and Net contribution to earnings	$1,182	$863	$344	$517	$2,389	$2,695

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2022	Q2.2022	Q3.2022	Q3.2021	YTD.2022	YTD.2021
Operating income	$1,182	$863	$344	$517	$2,389	$2,695
Depreciation, depletion and amortization	51	49	51	48	151	145
Adjusted EBITDA(1)	$1,233	$912	$395	$565	$2,540	$2,840

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2022	Q2.2022	Q3.2022	Q3.2021	YTD.2022	YTD.2021
Total decrease (increase) in working capital(2)	$(371)	$205	$136	$249	$(30)	$(12)
Cash spent for capital expenditures	$(39)	$(56)	$(68)	$(70)	$(163)	$(146)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics

in millions, except for third party sales realizations		Q1.2022	Q2.2022	Q3.2022	Q3.2021	YTD.2022	YTD.2021
Structural Lumber	Third party net sales	$1,206	$998	$676	$681	$2,880	$3,020
(volumes presented	Third party sales realizations	$1,041	$776	$556	$516	$786	$812
in board feet)	Third party sales volumes(3)	1,157	1,289	1,216	1,320	3,662	3,717
	Production volumes	1,203	1,232	1,140	1,222	3,575	3,667
Oriented Strand	Third party net sales	$564	$497	$287	$470	$1,348	$1,513
Board	Third party sales realizations	$787	$676	$401	$691	$622	$735
(volumes presented	Third party sales volumes(3)	717	735	715	681	2,167	2,058
in square feet 3/8")	Production volumes	739	758	735	715	2,232	2,140
Engineered Solid	Third party net sales	$196	$247	$233	$183	$676	$491
Section	Third party sales realizations	$3,433	$3,863	$3,946	$3,092	$3,754	$2,628
(volumes presented	Third party sales volumes(3)	5.7	6.4	5.9	5.9	18.0	18.7
in cubic feet)	Production volumes	5.7	6.4	6.0	5.8	18.1	18.0
Engineered	Third party net sales	$137	$168	$166	$128	$471	$315
I-joists	Third party sales realizations	$2,969	$3,432	$3,525	$2,600	$3,312	$2,119
(volumes presented	Third party sales volumes(3)	46	49	47	49	142	149
in lineal feet)	Production volumes	44	50	47	49	141	144
Softwood Plywood	Third party net sales	$58	$53	$47	$45	$158	$170
(volumes presented	Third party sales realizations	$783	$746	$632	$653	$720	$710
in square feet 3/8")	Third party sales volumes(3)	75	70	74	69	219	240
	Production volumes	66	67	64	61	197	203
Medium Density	Third party net sales	$48	$53	$50	$52	$151	$143
Fiberboard	Third party sales realizations	$1,082	$1,174	$1,274	$943	$1,173	$885
(volumes presented	Third party sales volumes(3)	44	45	40	55	129	162
in square feet 3/4")	Production volumes	44	48	38	55	130	163

(3) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q3.2022 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and post-employment costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses, interest income and other as well as legacy obligations.

Net Charge to Earnings

in millions	Q1.2022	Q2.2022	Q3.2022	Q3.2021	YTD.2022	YTD.2021
Unallocated corporate function and variable compensation expense	$(31)	$(36)	$(36)	$(33)	$(103)	$(94)
Liability classified share-based compensation	1	2	2	(1)	5	(2)
Foreign exchange gain	—	3	9	5	12	2
Elimination of intersegment profit in inventory and LIFO	(59)	18	2	12	(39)	(33)
Other, net	(12)	(21)	(19)	(29)	(52)	(62)
Operating loss	(101)	(34)	(42)	(46)	(177)	(189)
Non-operating pension and other post-employment benefit costs	(15)	(11)	(12)	(5)	(38)	(14)
Interest income and other	(1)	1	9	1	9	4
Net charge to earnings	$(117)	$(44)	$(45)	$(50)	$(206)	$(199)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2022	Q2.2022	Q3.2022	Q3.2021	YTD.2022	YTD.2021
Operating loss	$(101)	$(34)	$(42)	$(46)	$(177)	$(189)
Depreciation, depletion and amortization	2	1	2	2	5	5
Adjusted EBITDA(1)	$(99)	$(33)	$(40)	$(44)	$(172)	$(184)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Selected Items

in millions	Q1.2022	Q2.2022	Q3.2022	Q3.2021	YTD.2022	YTD.2021
Cash spent for capital expenditures	$(1)	$(2)	$(4)	$(1)	$(7)	$(1)